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                                                                  Exhibit 17(a)
                                POWER OF ATTORNEY

         We, the undersigned officers and Trustees of Eaton Vance Municipals Trust, a Massachusetts business trust, do hereby severally constitute and appoint Alan R. Dynner, James B. Hawkes and Eric G. Woodbury, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any and all amendments (including post-effective amendments) to the Registration Statement on Form N-1A filed by Eaton Vance Municipals Trust with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

         IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

         Signature                          Title                      Date
         ---------                          -----                      ----
                                     President (Chief
/s/ Thomas J. Fetter                 Executive Officer)           April 22, 1997
-----------------------------
Thomas J. Fetter

                                     Treasurer and Principal
/s/ James L. O'Connor                Financial and Accounting
-----------------------------        Officer                      April 22, 1997
James L. O'Connor


/s/ Donald R. Dwight                 Trustee                      April 22, 1997
-----------------------------
Donald R. Dwight


/s/ James B. Hawkes                  Trustee                      April 22, 1997
-----------------------------
James B. Hawkes


/s/ Samuel L. Hayes, III             Trustee                      April 22, 1997
-----------------------------
Samuel L. Hayes, III


/s/ Norton H. Reamer                 Trustee                      April 22, 1997
-----------------------------
Norton H. Reamer


/s/ John L. Thorndike                Trustee                      April 22, 1997
-----------------------------
John L. Thorndike


/s/ Jack L. Treynor                  Trustee                      April 22, 1997
-----------------------------
Jack L. Treynor